UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

Medalist Diversified REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601 James Center Three Richmond, VA, 23219
(Address of principal executive offices)

(804) 344-4435
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On July 16, 2021, a wholly owned subsidiary of Medalist Diversified REIT, Inc. and PMI Greensboro, LLC (together, the “Hampton Inn Sellers”) entered into a First Amendment (the “Amendment”) to the Agreement of Sale (the “Agreement”) with an unaffiliated purchaser (the “Purchaser”), a copy of which is filed hereto as Exhibit 10.1, related to the sale of the Greensboro Airport Hampton Inn (the “Hampton Inn”), as previously disclosed. Pursuant to the Amendment, the Hampton Inn Sellers have agreed to provide certain estoppel certificates prior to closing, and the Purchaser has agreed to waive its right to terminate the Agreement. The Purchaser has made its final non-refundable earnest money deposit of $200,000. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that we will complete the transaction on the general terms described above or at all.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future sale of the Hampton Inn. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Agreement of Sale, dated as of July 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: July 20, 2021	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary